Long-Term Investment	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Long-term Investment

Note 8 – Long-term Investment

In May 2021, the Group formed Lion Group (Hangzhou) Investment Limited and invested RMB 10,000,000 ($1,580,000) to purchase 20% of the equity interest in Hangzhou Qianlan Enterprise Management Partnership (Limited Partnership) (“Qianlan”). Qianlan, a limited partner of Hangzhou Tunlan Hongyi Investment Partnership (Limited Partnership) (“Tunlan Hongyi”), holds 62% of equity interest in Tunlan Hongyi (a private equity fund with total investment of RMB 64,500,000 which invested in Shenzhen Yuhe Chuangzhi Technology Limited Company).

The Group classified the investments to long term investment and elects to record at cost, less impairment, adjusted for subsequent price changes. As of June 30, 2021, no unrealized gain or loss is recognized.